UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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NEW ENGLAND BUSINESS SERVICE, INC.
(Name of Registrant as Specified In Its Certificate)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW ENGLAND BUSINESS SERVICE, INC.

Notice of Annual Meeting of Stockholders
To Be Held October 25, 2002

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of New England Business Service, Inc., a Delaware corporation (the “Company”), will be held at the principal executive offices of the Company, 500 Main Street, Groton, Massachusetts, on Friday, October 25, 2002 at 11:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	To fix the number of directors and elect a Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To approve the NEBS 2002 Equity Incentive Plan;

3.	To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 28, 2003; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 30, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the meeting or at any adjournment thereof.

A copy of the Company’s annual report to stockholders for the fiscal year ended June 29, 2002, which contains financial statements and other information of interest to stockholders, accompanies this notice and the accompanying proxy statement.

The business matters listed above are discussed more fully in the accompanying proxy statement. Whether or not you plan to attend the meeting, you are urged to study the proxy statement carefully and then to fill out, sign and date the enclosed proxy card. Record holders may also vote by telephone or through the Internet by following the instructions printed on the enclosed proxy card.

By order of the Board of Directors

CRAIG BARROWS
Secretary

September 20, 2002

Whether or not you plan to attend the meeting, you are requested to sign and mail promptly the enclosed proxy which is being solicited on behalf of the Board of Directors. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose.

NEW ENGLAND BUSINESS SERVICE, INC.

500 Main Street
Groton, Massachusetts 01471

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 25, 2002

We are mailing this proxy statement, with the accompanying proxy card, to you on September 20, 2002 in connection with the solicitation of proxies by the Board of Directors of New England Business Service, Inc. for the 2002 annual meeting of stockholders and any adjournment of that meeting. The meeting will be held on Friday, October 25, 2002, beginning at 11:00 a.m., local time, at the principal executive offices of the Company, 500 Main Street, Groton, Massachusetts.

INFORMATION ABOUT VOTING

Who can attend and vote at the meeting?

Stockholders of record at the close of business on August 30, 2002 are entitled to attend and vote at the meeting. Each share of the Company’s common stock is entitled to one vote on all matters to be voted on at the meeting, and can be voted only if the record owner is present to vote or is represented by proxy. The proxy card provided with this proxy statement indicates the number of shares of the Company’s common stock that you own and are entitled to vote at the meeting.

What constitutes a quorum at the meeting?

The presence at the meeting, in person or represented by proxy, of the holders of a majority of the common stock outstanding on August 30, 2002, the record date, will constitute a quorum for purposes of the meeting. On the record date, 13,086,983 shares of common stock were outstanding. For purposes of determining whether a quorum exists, proxies received but marked “withhold” or “abstain” and so-called “broker non-votes” (described below) will be counted as present.

How do I vote by proxy?

If you properly fill in your proxy card and our transfer agent receives it in time to vote at the meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. No postage is required if your proxy card is mailed in the United States in the return envelope that has been enclosed with this proxy statement.

If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares as follows:

•	To fix the number of directors at ten and to elect the persons named below under “Election of Directors”.

•	To approve the NEBS 2002 Equity Incentive Plan.

•	To ratify the selection of Deloitte & Touche LLP as independent auditors for fiscal year 2003.

•	In their discretion as to any other business which may properly come before the meeting.

Can I vote by telephone or through the Internet?

If you hold your shares in your own name, you may vote by telephone or through the Internet by following the instructions printed on your proxy card.

How do I vote if my shares are held by my broker?

If your shares are held by your broker in “street name”, you will need to instruct your broker concerning how to vote your shares in the manner provided by your broker.

What discretion does my broker have to vote my shares held in “street name”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. If specific instructions are not received, your broker generally may vote your shares in its discretion, depending on the type of proposal involved. Under NYSE rules, there are certain matters on which brokers may not vote without specific instructions from you. If such a matter comes to a vote at the meeting, your shares will not be voted on that matter, giving rise to what is called a “broker non-vote”. Shares represented by broker non-votes will be counted for purposes of determining the existence of a quorum. Pursuant to NYSE rules, brokers do not have discretion to vote your shares on the proposal to approve the NEBS 2002 Equity Incentive Plan without specific instructions from you, and your failure to instruct your broker how to vote on this proposal will result in a broker non-vote.

Can I change my vote after I return my proxy card?

Yes. You may change your vote at any time before your proxy is exercised. To change your vote, you may:

•	Deliver to our corporate secretary a written notice revoking your earlier vote; or

•	Deliver to our transfer agent a properly completed and signed proxy card with a later date; or

•	Vote again by telephone or through the Internet; or

•	Vote in person at the meeting.

Your attendance at the meeting will not be deemed to revoke a previously-delivered proxy unless you clearly indicate at the meeting that you intend to revoke your proxy and vote in person.

How do I vote my 401(k) shares?

If you participate in the Company’s 401(k) plan, you will receive a proxy card that covers Company shares allocated to your account. Properly completed and signed proxy cards will serve to instruct the plan trustee on how to vote any shares allocated to your account. The plan trustee will vote all shares as to which no instructions have been received from plan participants as directed by the Company’s retirement committee in their best judgment.

How are votes counted?

•
Election of directors.    Assuming that the number of directors is fixed at ten, the ten nominees who receive the highest number of “For” votes will be elected. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will have no effect on the outcome of the election.

•
Other business.    The approval of the NEBS 2002 Equity Incentive Plan, ratification of selection of independent auditors and approval of all other business which may properly come before the meeting require the favorable vote of a majority of the votes cast on the matter. Pursuant to NYSE rules, the total vote cast on the proposal to approve the NEBS 2002 Equity Incentive Plan must represent a majority of the outstanding shares of common stock. Abstentions and broker non-votes, which are described above, will have no effect on the outcome of voting on these matters, except that abstentions and broker non-votes will not be counted in determining whether holders of a majority of the outstanding shares have cast votes on the proposal to approve the NEBS 2002 Equity Incentive Plan.

How is the Company soliciting proxies?

We bear the cost of preparing, assembling and mailing the proxy material relating to the solicitation of proxies by the Board of Directors for the meeting. In addition to the use of the mails, certain of our officers and regular employees may, without additional compensation, solicit proxies in person, by telephone or other means of communication. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares, and will reimburse those record holders for their reasonable expenses in transmitting this material. In addition, we have engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of $15,000, plus reimbursement of reasonable out-of-pocket expenses.

VOTING SECURITIES

Who owns more than 5% of the Company’s stock?

On August 30, 2002, there were 13,086,983 shares of common stock outstanding. On that date, to our knowledge there were six stockholders who owned beneficially more than 5% of the common stock. The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of these persons or entities. Unless otherwise indicated, we believe that each of the persons or entities listed below has sole voting and investing power with respect to all the shares of common stock indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent
T. Rowe Price Associates, Inc.	1,397,300	(1)	10.68
100 E. Pratt Street
Baltimore, MD 21202
Fenimore Asset Management, Inc.	1,292,447	(2)	9.88
384 North Grand Street
Cobleskill, NY 12043
Royce & Associates, LLC	998,100	(3)	7.63
1414 Avenue of the Americas
New York, NY 10019
FMR Corp.	990,800	(4)	7.57
82 Devonshire Street
Boston, MA 02109
David L. Babson & Company Inc.	666,300	(5)	5.09
1 Memorial Drive
Cambridge, MA 02142
Robert J. Murray	820,215	(6)	6.03
c/o New England Business Service, Inc.
500 Main Street
Groton, MA 01471

(1)	Information is based on Form 13F dated August 13, 2002, filed with the SEC by T. Rowe Price Associates, Inc. for the period ended June 30, 2002.

(2)	Information is based on a Form 13F dated July 24, 2002, filed with the SEC by Fenimore Asset Management, Inc. for the period ended June 30, 2002.

(3)	Information is based on a Form 13F dated August 8, 2002, filed with the SEC by Royce & Associates, LLC for the period ended June 30, 2002.

(4)	Information is based on a Form 13F dated August 14, 2002, filed with the SEC by FMR Corp. for the period ended June 30, 2002.

(5)	Information is based on a Form 13F dated August 13, 2002, filed with the SEC by David L. Babson & Company Inc. for the period ended June 30, 2002.

(6)	Includes (a) 278,993 shares owned jointly by Mr. Murray and his wife (as to which Mr. Murray shares voting and investment power); (b) 524,778 shares which may be acquired within 60 days of August 30,

2002 through the exercise of stock options; (c) 10,196 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Murray has sole voting power, but no investment power); and (d) 6,248 equivalent shares allocated to his account in the Company’s 401(k) plan.

How much stock do the Company’s directors and executive officers own?

On August 30, 2002, the directors and nominees, the executive officers of the Company named in the summary compensation table below, and all of the directors and executive officers of the Company as a group beneficially owned the number of shares of common stock shown below:

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent(1)
William T. End(2)	6,292	*
Neil S. Fox(3)	5,802	*
Robert L. Gable(4)	23,928	*
Thomas J. May(5)	7,638	*
Herbert W. Moller(6)	14,028	*
Robert J. Murray(7)	820,215	6.03
Joseph R. Ramrath(8)	2,670	*
Richard T. Riley(9)	81,068	*
Brian E. Stern(10)	10,061	*
M. Anne Szostak(11)	8,638	*
George P. Allman(12)	135,172	1.02
Daniel M. Junius(13)	66,012	*
Robert D. Warren(14)	119,050	*
All directors and executive officers as a group (18 persons)(15)	1,633,117	11.49

*	Less than one percent

(1)
The number and percent of the shares of common stock with respect to each named beneficial owner are calculated by assuming that all shares which may be acquired by such person within 60 days of August 30, 2002 are outstanding.

(2)	Includes (a) 3,292 shares owned by Mr. End individually; and (b) 3,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options.

(3)
Includes (a) 1,802 shares owned jointly by Mr. Fox and his wife (as to which Mr. Fox shares voting and investment power); and (b) 4,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options.

(4)
Includes (a) 13,928 shares owned by Mr. Gable individually; (b) 7,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; and (c) 3,000 shares owned by Mr. Gable’s wife individually, as to which Mr. Gable disclaims beneficial ownership.

(5)	Includes (a) 3,638 shares owned by Mr. May individually; and (b) 4,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options.

(6)
Includes (a) 1,000 shares owned by Mr. Moller individually; (b) 6,028 shares owned jointly by Mr. Moller and his wife (as to which Mr. Moller shares voting and investment power); and (c) 7,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options.

(7)
Includes (a) 278,993 shares owned jointly by Mr. Murray and his wife (as to which Mr. Murray shares voting and investment power); (b) 524,778 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; (c) 10,196 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Murray has sole voting power, but no investment power); and (d) 6,248 equivalent shares allocated to his account in the Company’s 401(k) plan.

(8)	Includes 2,670 shares owned by Mr. Ramrath and his wife (as to which Mr. Ramrath shares voting and investment power).

(9)
Includes (a) 8,483 shares owned by Mr. Riley individually; (b) 65,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; (c) 6,814 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Riley has sole voting power, but no investment power); and (d) 771 equivalent shares allocated to his account in the Company’s 401(k) plan.

(10)
Includes (a) 1,638 shares owned by Mr. Stern individually; (b) 5,000 shares which may be exercised within 60 days of August 30, 2002 through the exercise of stock options; and (c) 3,423 shares owned by Mr. Stern’s wife individually, as to which Mr. Stern disclaims beneficial ownership.

(11)
Includes (a) 2,128 shares owned by Ms. Szostak individually; (b) 1,510 shares owned jointly by Ms. Szostak and her husband (as to which Ms. Szostak shares voting and investment power); and (c) 5,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options.

(12)
Includes (a) 4,218 shares owned by Mr. Allman individually; (b) 16,777 shares owned by a family trust of which Mr. Allman is a co-trustee (as to which Mr. Allman shares voting and investment power); (c) 105,278 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; (d) 5,746 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Allman has sole voting power, but no investment power); and (e) 3,153 equivalent shares allocated to his account in the Company’s 401(k) plan.

(13)
Includes 3,317 shares owned by Mr. Junius individually; (b) 55,000 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options, (c) 5,664 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Junius has sole voting power, but no investment power), and (d) 2,031 equivalent shares allocated to his account in the Company’s 401(k) plan.

(14)
Includes (a) 850 shares owned by Mr. Warren individually; (b) 5,000 shares owned jointly by Mr. Warren and his wife (as to which Mr. Warren shares voting and investment power); (c) 103,628 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; (d) 6,258 restricted shares awarded under the Company’s Stock Compensation Plan (as to which Mr. Warren has sole voting power, but no investment power); and (e) 3,314 equivalent shares allocated to his account in the Company’s 401(k) plan.

(15)
Includes (a) 75,975 shares owned by directors and executive officers individually; (b) 348,781 shares owned jointly by directors and executive officers and their respective spouses (including family trusts); (c) 1,122,045 shares which may be acquired within 60 days of August 30, 2002 through the exercise of stock options; (d) 52,108 restricted shares awarded to the executive officers under the Company’s Stock Compensation Plan (as to which each has sole voting power, but no investment power); (e) 27,785 equivalent shares allocated to the accounts of the executive officers under the Company’s 401(k) plan; and (f) 6,423 shares owned individually by spouses of directors and executive officers, as to which the directors and executive officers disclaim beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the directors and executive officers of the Company, and certain persons who own more than 10% of the common stock, are required to report their ownership of the common stock and changes in that ownership to the SEC and the NYSE. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates during the Company’s fiscal year 2002.

Based solely on our review of copies of the reports we have received, or written representations from certain reporting persons, we believe that, during the Company’s fiscal year 2002, all of these reporting requirements were timely satisfied by our directors, executive officers and 10% holders, except as follows. Mr. Ramrath’s Form 3 filing on October 26, 2001 failed to include 18 shares acquired in August 2001 pursuant to a broker-sponsored dividend reinvestment program, and a Form 4 reporting the purchase by Mr. Ramrath of an additional 23 shares in November 2001 pursuant to the same dividend reinvestment program was filed late on February 11, 2002. Form 4’s reporting the purchase by Mr. Riley of 84 shares in May 2001 and 76 shares in August 2001 pursuant to a broker-sponsored dividend reinvestment plan were filed late on December 10, 2001.

PROPOSAL ONE

ELECTION OF DIRECTORS

Who sits on the Company’s Board of Directors?

The Company’s by-laws provide for a Board of Directors of not fewer than three nor more than ten directors. The Board of Directors currently consists of nine members.

You are being asked to fix the number of directors for the next year at ten and to vote for all ten directors at the meeting. The Board is nominating all nine current directors for re-election, and is nominating Richard T. Riley, who is not currently a director, for election at the meeting. Persons elected as directors at the meeting will hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their prior death, resignation or removal.

All of the nominees other than Mr. Riley were most recently elected as directors at the 2001 annual meeting of stockholders. We have no reason to believe that any of the nominees will be unavailable to serve if elected. However, if any one of them becomes unavailable, the persons named as proxies in the accompanying proxy card have discretionary authority to vote for a substitute chosen by the Board. Any vacancies not filled at the meeting may be filled by the Board.

Information About the Nominees

William T. End, age 54, has been a director of the Company since 2000. Mr. End was Executive Chairman of the Board of Cornerstone Brands, Inc., a catalog retailer, from 2001 to his retirement in August 2002. Prior to that he was Chairman and Chief Executive Officer of Cornerstone Brands, Inc. from 1995 to 2001. Prior to that he was President and Chief Executive Officer of Lands’ End, Inc., a catalog retailer, from 1993 to 1995. Mr. End is a director of IDEXX Laboratories, Inc.

Neil S. Fox, age 62, has been a director of the Company since 1999. Mr. Fox has been Chairman and Chief Executive Officer of Neil Fox Consultancy, which provides consulting services in the field of database and direct response marketing, since 2000. Prior to that he was Chairman and Chief Executive Officer of Lowe Fox Pavlika, a marketing consulting firm affiliated with the Interpublic Group of Companies, from 1998 to 2000. Prior to that he was Chairman of Fox Pavlika & Partners for more than five years. Mr. Fox is also Managing Director of Punchline Networks Inc., a customer relationship management services firm that he founded in July 2002.

Robert L. Gable, age 71, has been a director of the Company since 1996. Mr. Gable was Chairman of Unitrode Corporation, a supplier of electronic components and sub-systems, from 1990 until his retirement in 1998, and was Chief Executive Officer of Unitrode from 1990 to 1997. Mr. Gable is a director of Ibis Technology Corporation.

Thomas J. May, age 55, has been a director of the Company since 1999. Mr. May has been Chairman and Chief Executive Officer of NSTAR, an energy utility holding company formed in connection with the combination of BEC Energy and Commonwealth Energy Systems, and its principal operating subsidiaries since 1999. Prior to that he was Chairman and Chief Executive Officer of BEC Energy, an energy utility holding company, and its principal operating subsidiaries from 1998 to 1999. He has been Chairman and Chief Executive

Officer of Boston Edison Company, a regulated public utility company, since 1994, and was President of Boston Edison from 1994 to 1999. Mr. May is a trustee of NSTAR and a director of FleetBoston Financial Corporation and RCN Corporation.

Herbert W. Moller, age 61, has been a director of the Company since 1996. Mr. Moller retired from The Gillette Company, a diversified consumer products company, in 1998, having been with Gillette for 32 years. Mr. Moller served in a variety of capacities during his career at Gillette, and during the six years immediately preceding his retirement, he was Vice President, Finance and Strategic Planning, Gillette North Atlantic Group.

Robert J. Murray, age 61, has been a director of the Company since 1991. Mr. Murray has served as Chairman of the Board and Chief Executive Officer of the Company since 1995. From 1995 to July 31, 2002 he also served as President of the Company. Mr. Murray retired from The Gillette Company in 1995, having been with Gillette for more than 34 years. Mr. Murray served in a variety of capacities during his career at Gillette, and during the four years immediately preceding to his retirement, he was Executive Vice President, North Atlantic Group of Gillette. Mr. Murray is a director of LoJack Corporation, Allmerica Financial Corporation and the Delhaize Group.

Joseph R. Ramrath, age 45, has been a director of the Company since 2001. Mr. Ramrath has been a Managing Director of Colchester Partners LLC, an investment banking and strategic advisory firm, since April 2002. Prior to that he was Executive Vice President and Chief Legal Officer of the United Asset Management division of Old Mutual plc, an international financial services firm headquartered in London, England, from 2000 to 2002. Prior to that he was Senior Vice President, General Counsel and Secretary of United Asset Management Corporation from 1996 until its acquisition by Old Mutual in 2000.

Richard T. Riley, age 46, has served as President and Chief Operating Officer of the Company since August 1, 2002. Prior to that, he served as a Senior Vice President of the Company from 1998 to July 31, 2002, and as President—NEBS Direct Marketing from 2001 to July 31, 2002, as President—Integrated Marketing Services from 2000 to 2001, and as President—RapidForms from 1998 to 2000. He served as President of Rapidforms, Inc. from 1992 to 2001, and during 1998 he held the additional office of Vice President of the Company.

Brian E. Stern, age 54, has been a director of the Company since 1995. Mr. Stern has been Senior Vice President of Xerox Corporation, a provider of document processing products and services, and President of the Xerox Supplies Business Group since 2001. Prior to that he was Senior Vice President and President of Xerox Technology Enterprises from 1999 to 2001, and Senior Vice President and President of the Office Document Products Group of Xerox from 1994 to 1999. Mr. Stern is a director of HON Industries, Inc.

M. Anne Szostak, age 52, has been a director of the Company since 1998. Ms. Szostak has been Executive Vice President and Corporate Director of Human Resources and Diversity of FleetBoston Financial Corporation, a diversified financial services company, since 1998. In addition, Ms. Szostak has served as Chairman and Chief Executive Officer of Fleet Rhode Island since 2001. From 1994 to 1998, Ms. Szostak was Senior Vice President and Corporate Director of Human Resources of Fleet. Ms. Szostak is a director of Tupperware Corporation.

What committees has the Board established?

The Board of Directors has standing Audit, Organization and Compensation, Nominating, and Executive Committees.

The Audit Committee recommends the selection of the Company’s outside auditors, and provides a means of communication among the outside auditors, internal audit department, management and the Board. In addition, the Committee reviews the Company’s audited financial statements with the outside auditors and with management, and reports to the Board its assessment of the quality and performance of the Company’s internal auditors and outside auditors, the independence of the outside auditors, and the adequacy of the Company’s financial controls. During fiscal year 2002, members of the Committee were Messrs. End, May, Moller (chairman) and Ramrath. At the annual meeting of the Board held on October 26, 2001, Mr. Ramrath was appointed to the Committee in place of Mr. End. The Committee met five times during the last fiscal year.

The Organization and Compensation Committee reviews and makes recommendations to the Board concerning the election of officers and the compensation of the officers and directors. In addition, the Committee administers and grants awards under the Company’s Stock Compensation Plan and stock option plans. During fiscal year 2002, members of the Committee were Messrs. End, Gable (chairman) and May. The Committee met three times during the last fiscal year.

The Nominating Committee recommends to the Board persons to be nominated for election as directors by the stockholders at the annual meeting of stockholders or by the Board to fill vacancies. During fiscal year 2002, members of the Committee were Messrs. Fox and Stern and Ms. Szostak (chairman). The Committee recommended the persons nominated for election as directors by the stockholders at the 2002 annual meeting of stockholders.

The Executive Committee may exercise all of the authority of the Board, except those powers that are expressly reserved to the Board by law, the Company’s charter or by-laws or resolution of the Board. During fiscal year 2002, members of the Committee were Messrs. Gable, Moller and Murray (chairman) and Ms. Szostak and, prior to October 26, 2001, former director Benjamin H. Lacy, who retired from the Board at the 2001 annual meeting of stockholders. The Committee met or acted by unanimous written consent six times during the last fiscal year.

How often did the Board meet in fiscal year 2002?

The Board of Directors met five times during the last fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served.

How are the directors compensated?

Directors who are also employees of the Company receive no additional compensation for serving on the Board or its committees.

Non-employee directors receive as compensation for all services as directors an annual retainer of $22,000, plus $1,000 for each Board meeting and each committee meeting (not held on the same day as a Board meeting) which they attend. The annual retainer is paid 50% in cash and 50% in shares of common stock in accordance with the Company’s Stock Compensation Plan. Each chairman of a committee (other than Mr. Murray) receives an additional annual fee of $3,000.

Under the terms of the NEBS 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan, each non-employee director is annually granted on the tenth day following his or her election at the annual meeting of stockholders an option to purchase 1,000 shares of common stock. In the case of the first annual meeting of stockholders at which a non-employee director is elected, the option grant to that director is for 3,000 shares. Each of these option grants becomes exercisable one year after the date of grant, and expires ten years after the date of grant. If the NEBS 2002 Equity Incentive Plan is approved by stockholders at the meeting, the annual option grant to non-employee directors will be increased from 1,000 to 3,000 shares, and the initial option grant to non-employee directors will be increased from 3,000 to 5,000 shares.

Non-employee directors may defer receipt of their cash fees and retainers pursuant to a deferral plan. Deferred amounts are generally paid to the director beginning on the first day of the first fiscal year beginning after the director’s 70th birthday, and may be paid in a lump sum at that time or in quarterly installments over a period not to exceed ten years. Interest is credited to each participating director’s account quarterly at the so-called “prime rate” of interest of Fleet National Bank on the last preceding June 30th and December 31st. None of the current directors has elected to defer payments as described above.

EXECUTIVE COMPENSATION

How were the executive officers compensated for fiscal year 2002?

The following table sets forth all compensation paid by the Company to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company, who are collectively referred to as the “named executive officers”, in all capacities for the last three fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards(1)
Name and Principal Position	Year	Salary	Bonus(2)	Other Annual Compensation(3)	Restricted Stock Awards(4)	Securities Underlying Options(#)	All Other Compensation(5)
Robert J. Murray	2002	$500,000	$94,015	$85,169	$181,309	—	$17,819
Chairman, President and CEO	2001	500,000	—	70,309	—	80,000	18,655
	2000	500,000	113,988	40,742	37,993	25,000	10,590

George P. Allman	2002	230,000	41,688	—	113,870	—	16,953
Senior Vice President,	2001	210,000	—	—	—	30,000	14,759
President—Diversified Operations	2000	185,000	34,113	—	11,350	10,000	10,333

Daniel M. Junius	2002	206,667	33,856	—	111,261	—	11,177
Senior Vice President, Chief	2001	195,000	—	—	—	30,000	11,729
Financial Officer and Treasurer	2000	181,667	36,165	—	12,035	10,000	10,319

Richard T. Riley	2002	275,000	76,739	—	125,578	—	74,062
Senior Vice President,	2001	210,000	—	—	—	30,000	11,267
President—NEBS Direct Marketing	2000	200,000	64,814	—	21,601	10,000	11,300

Robert D. Warren	2002	196,667	52,907	—	117,617	—	16,394
Senior Vice President,	2001	185,000	—	—	—	30,000	10,343
President—International	2000	171,250	53,656	—	17,866	9,000	10,280

(1)
The Company has not issued stock appreciation rights. In addition, the Company does not maintain a “long-term incentive plan,” as that term is defined by applicable rules. Securities underlying options are shares of the Company’s common stock.

(2)
For fiscal years 2000 and 2002, 25% of the annual executive bonus for each named executive officer was paid in the form of restricted shares in lieu of cash. The dollar value of these restricted shares is excluded from the amounts reported in this column, and is included under the column heading “Restricted Stock Awards”.

(3)
The amounts reported include certain occupancy expenses associated with Mr. Murray’s residence in Boston, Massachusetts that were paid directly by the Company, and the value of the Company’s reimbursement to Mr. Murray for his tax liability arising from the Company’s payment of such expenses. For fiscal year 2002, such amounts were $61,627 and $23,542, respectively.

(4)
The amounts reported include the value of restricted shares that were awarded to each named executive officer under the Company’s Stock Compensation Plan in lieu of cash as part of his annual executive bonus for the years shown. For fiscal year 2002, the value of such awards was $31,309, $13,870, $11,261, $25,578 and $17,617 for Messrs. Murray, Allman, Junius, Riley and Warren, respectively. These awards vest on the third anniversary of the date of grant, except that such awards will vest immediately in case of the holder’s death, disability or retirement, or a change in control of the Company.

The amounts reported also include the value of payments to each named executive officer under the 2002 performance restricted stock bonus plan that were made in the form of restricted shares issued under the Company’s Stock Compensation Plan. The value of such awards was $150,000 for Mr. Murray and $100,000 for each of the other named executive officers. These awards vest in accordance with the following schedule: 15% on the date of the first annual meeting of stockholders following the date of grant; an additional 35% on the date of the second annual meeting of stockholders following the date of grant; and the remaining 50% on the date of the third annual meeting of stockholders following the date of grant, except that such awards will vest immediately in the case of the holder’s death, disability or retirement, or a change in control of the Company.

Dividends are payable on unvested awards to the same extent as they are paid on the common stock generally, except that such dividend payments are automatically reinvested in shares of common stock, and the additional shares are subject to the same restrictions that are applicable to the underlying restricted shares.

As of June 29, 2002, each of the named executive officers held the following number of unvested shares of restricted stock having the corresponding fiscal year-end values, based on the closing price ($25.14) of the common stock on June 28, 2002, the last trading day of fiscal year 2002:

Name	Number of Shares	Value at Fiscal Year End
Robert J. Murray	3,703	$93,093
George P. Allman	1,715	43,115
Daniel M. Junius	945	23,757
Richard T. Riley	1,448	36,403
Robert D. Warren	1,433	36,025

(5)
The table below presents the components of this column for fiscal year 2002, which represent (a) the value of Company contributions to the account of each named executive officer pursuant to the terms of the Company’s 401(k) plan, (b) the value of premiums paid by the Company on group term life insurance for the benefit of the named executive officers, and (c) in the case of Mr. Riley, the portion of the principal on the Company’s outstanding unsecured loan to Mr. Riley that was forgiven by the Company during fiscal year 2002. The terms of this loan are described elsewhere in this proxy statement under the heading “Employment Agreements; Change in Control Agreements”.

Name	401(k) Plan Contribution	Group Term Life Insurance Premium	Forgiven Principal on Unsecured Loan
Robert J. Murray	$17,000	$819	—
George P. Allman	16,200	753	—
Daniel M. Junius	10,500	677	—
Richard T. Riley	13,243	819	$60,000
Robert D. Warren	15,750	644	—

Stock Option Plan

No stock options were granted to any of the named executive officers during the Company’s last fiscal year.

As indicated in the following table, none of the named executive officers exercised stock options during the last fiscal year. In addition, the table includes the number of shares underlying both exercisable and unexercisable stock options at the end of the last fiscal year. The table also shows the value of “in-the-money” options, which represents the positive spread, if any, between the exercise prices of stock options held by each named executive officer and the closing price ($25.14) of the common stock on June 28, 2002, the last trading day of fiscal year 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

	Number of Shares Acquired at Exercise	Value Realized	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Murray	—	—	486,028	80,000	$2,319,013	$273,950
George P. Allman	—	—	91,528	23,750	251,167	63,975
Daniel M. Junius	—	—	38,750	26,250	63,975	63,975
Richard T. Riley	—	—	51,250	23,750	63,975	63,975
Robert D. Warren	—	—	90,378	23,000	247,417	63,975

Stock Compensation Plan

Under the Company’s Stock Compensation Plan, the Organization and Compensation Committee may grant awards of common stock to officers and other key employees in lieu of cash in payment of all or part of their regular, bonus, or other special compensation. During fiscal year 2002, 50% of each non-employee director’s annual retainer was paid in common stock in accordance with the terms of the Stock Compensation Plan. For fiscal year 2002, 25% of the annual executive bonus for each named executive officer was paid in the form of restricted shares issued under the Stock Compensation Plan. In addition, payments to each named executive officer under the 2002 performance restricted stock bonus plan were made in the form of restricted shares issued under the Stock Compensation Plan. The number of restricted shares awarded to each named executive officer under both the annual executive bonus plan and the performance restricted stock bonus plan was determined by the $22.30 closing price of the common stock on the NYSE on August 5, 2002, which was the third business day following the public release of the Company’s financial results for the fourth quarter of fiscal year 2002. The material terms of the awards are described in footnote 4 to the summary compensation table. Dividend payments on unvested awards of restricted shares are reinvested in additional shares of common stock under the Stock Compensation Plan, and the additional shares are subject to the same restrictions that are applicable to the underlying restricted shares.

Deferred Compensation Plan

Officers of the Company, including the named executive officers, may defer, until 60 days following the termination of employment with the Company, a portion of all compensation payable by the Company for personal services rendered to the Company. Each participating officer may request that the deferred amounts be allocated among several available investment options established and offered by the Company, subject to approval by the Company’s retirement committee. The benefit payable under the plan at any time to a participant following termination of employment is equal to the applicable deferred amounts, plus or minus any earnings or losses attributable to the investment of such deferred amounts. The amount of compensation in any given fiscal year that is deferred by a named executive officer is included in the summary compensation table under the column headings “salary” or “bonus”, as appropriate.

The Company has established a trust for the benefit of participants in the deferred compensation plan. Pursuant to the terms of the trust, as soon as possible after any deferred amounts have been withheld from a plan participant, the Company will contribute such deferred amounts to the trust to be held for the benefit of the participant in accordance with the terms of the plan and the trust. However, the assets in the trust will become available to the Company’s creditors if the Company becomes insolvent or bankrupt. If the funds in the trust are insufficient to pay amounts due under the plan to a participant, the Company remains obligated to pay any deficiency.

Supplemental Executive Retirement Plan

The Company maintains a supplemental executive retirement plan, or SERP, for key employees who are designated as participants by the Organization and Compensation Committee. Benefits under the SERP are payable as a life annuity upon normal retirement at age 65, or in a reduced amount in the event of earlier retirement on or after age 55, and are based on age, length of service (not less than 5 years), the participant’s highest annual base salary paid during the five years immediately preceding the termination of the participant’s employment, and an average of the participant’s three highest bonuses paid under the Company’s annual executive bonus plan during the five years immediately preceding the termination of the participant’s employment. Benefits payable under the SERP are not subject to any reduction for Social Security or other offset amounts. The following table shows the annual benefit payable under the SERP to participants who retire at or after the age 65.

Retirement Benefit Table

Average Final Compensation Used as Basis for Computing Retirement Benefit	Annual Retirement Benefit
	5 Years of Service	10 Years of Service	15 or More Years of Service
$200,000	$27,500	$55,000	$75,000
300,000	41,250	82,500	112,500
400,000	55,000	110,000	150,000
500,000	68,750	137,500	187,500
600,000	82,500	165,000	225,000
700,000	96,250	192,500	262,500

As of June 29, 2002, Messrs. Murray, Allman and Warren, who are the only named executive officers who participate in the SERP, had 6, 5 and 5 years of service, respectively, for purposes of the SERP.

Employment Agreements; Change-in-Control Arrangements

Richard T. Riley assumed the position of Senior Vice President and President—NEBS Direct Marketing on July 1, 2001, and in connection therewith entered into a letter agreement with the Company dated June 29, 2001. The agreement is effective through June 30, 2003, and provides for a base salary of $275,000, and further provides that 50% of his bonus target under the Company’s 2002 executive bonus plan was guaranteed. If Mr. Riley’s employment with the Company is terminated during the term of the agreement by the Company without cause (as defined in the agreement) or by Mr. Riley for good reason (as defined in the agreement), Mr. Riley will continue to receive his base salary and benefits for the remaining term of the agreement. The Company also provided an unsecured loan in the amount of $300,000 to Mr. Riley in connection with his relocation to Massachusetts in 2001. The loan is interest-free, and 20% of the principal amount will be forgiven annually so long as Mr. Riley’s employment with the Company has not been terminated voluntarily by Mr. Riley (except for good reason as described in the promissory note) or by the Company for cause. If the Company terminates Mr. Riley’s employment for cause, or if he otherwise voluntarily terminates his employment (except for good reason), then the theretofore unforgiven principal amount will become immediately due and payable, together with interest at the prime rate accruing from the date the loan becomes due to the date of payment. Mr. Riley is solely responsible for his income tax obligations, if any, based on the value of foregone interest and forgiven principal.

The Company has entered into agreements with each named executive officer providing for certain benefits in the event of a change in control of the Company. A change in control includes, among other events and subject to certain exceptions, the acquisition by any person of beneficial ownership of 35% or more of the outstanding common stock. If a tender offer or exchange offer is made for more than 25% of the outstanding common stock, the named executive officer has agreed not to leave the employ of the Company, except in the case of disability or retirement, and to continue to render services to the Company until such offer has been abandoned or terminated or a change in control has occurred.

If, within 24 months after a change in control of the Company, the executive’s employment is terminated (1) by the Company other than for cause or disability (as those terms are defined in the agreement) or (2) by the named executive officer for good reason (as defined in the agreement), the Company has agreed to pay the executive, in addition to salary, benefits and awards accrued through the date of termination, an amount equal to 2 times (in the case of Mr. Murray, 2-1/2 times) the sum of the executive’s then current annualized base salary and bonus target under the Company’s annual executive bonus plan. The Company has also agreed to provide the executive with benefits under all employee welfare benefit plans, or equivalent benefits, for up to 30 months following such termination. The Company must give 90 day advance notice of termination to the executive unless such termination is for cause. If the executive’s employment with the Company or any of its subsidiaries is governed by a separate written employment agreement that provides benefits upon a termination of employment, the aggregate of any payments or benefits under such employment agreement will offset and reduce the aggregate of payments and benefits under the change in control agreement.

Each change in control agreement provides that if any payments or benefits to be made under the agreement, individually or together with any other payments or benefits, are subject to excise tax pursuant to section 4999 of the Internal Revenue Code of 1986, as amended, the Company will “gross up” the payments to the executive as necessary (after taking into account all income taxes payable by the executive officer as a result of the receipt of the “gross up” payment) to place the executive in the same after-tax position the executive would have been in had no such excise tax been paid or incurred with respect to such payment or benefits.

Each change in control agreement continues in effect through June 30, 2004, subject to automatic one-year extensions thereafter unless notice is given of the Company’s or the executive’s intention not to extend the term of the agreement; provided, however, that the agreement continues in effect for 24 months following a change in control that occurs during the term of the agreement. Except as otherwise provided in the change in control agreement, the Company and each executive may terminate the executive’s employment at any time. Each change in control agreement terminates if either party terminates the executive’s employment before a change in control, except that any such termination by the Company without cause or by the executive for good reason during a “potential change in control period” (as defined in the agreement) will entitle the executive to the benefits under the agreement described above.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

No member of the Organization and Compensation Committee during the Company’s last fiscal year is a present or former officer or employee of the Company or any of its subsidiaries. To the Company’s knowledge, there were no other relationships involving members of the Organization and Compensation Committee or other directors of the Company which require disclosure in this proxy statement.

REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

What is our executive compensation philosophy?

The Organization and Compensation Committee, in exercising responsibility for setting base salary and total compensation levels, retains a nationally recognized compensation and benefits consulting firm to assist in the review of the direct compensation of the executive officers of the Company.

In providing for the compensation of the executive officers, a salary structure has been developed with salary ranges for executive officers targeted to reflect a midpoint which in general is about the 50th percentile of the base salaries of officers in similar positions in a representative group of non-durable goods manufacturers and direct marketing companies of comparable size. In addition, annual bonuses are provided for, the payment and the amount of which depend upon the degree of attainment of pre-established Company and business unit sales and earnings targets and, in some instances and to varying extents, upon the attainment of pre-established individual objectives. Long-term compensation is tied directly to the increase in value of the common stock, and hence takes the form of stock options, with option prices equal to 100% of current market value, in amounts reflecting the level of responsibility of the grantees for the Company’s long-range success.

In determining its executive compensation policies from year to year, the Company expects to take appropriate measures to prevent the employee remuneration paid by it from being rendered non-deductible by operation of the terms of Section 162(m) of the Internal Revenue Code. Such measures may include (1) limiting the amount of non-performance-based compensation paid to any employee, and (2) complying with the statutory requirements for exempting performance-based compensation from non-deductibility by obtaining stockholder approval of qualified performance-based plans. In October 1997, such approval was obtained for the NEBS 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan, and such approval is being sought for the NEBS 2002 Equity Incentive Plan.

How were executive base salaries determined for fiscal year 2002?

The individual salaries of the executive officers for fiscal year 2002 were approved by the Organization and Compensation Committee at the beginning of that year in accordance with the above-stated policy. These salary recommendations were made after review of individual performance evaluations by the Chief Executive Officer and discussion with him of the performance of the Company during fiscal year 2001 and of the individual performances of the executive officers (other than himself) during that year.

How were annual executive bonuses determined for fiscal year 2002?

At the beginning of fiscal year 2002, all of the executive officers were designated as participants in the Company’s annual executive bonus plan and target bonuses of 70% of base salary for the Chief Executive Officer and 60% of base salary for the other executive officers were established. A combination of financial performance targets and personal objectives, 80% and 20%, respectively, of the target bonus were established as the goals for the achievement of 100% of the target bonus for each of the executive officers.

Based on these criteria, the Chief Executive Officer received a bonus of 25.06% of his base salary and the other executive officers received bonuses ranging from 21.48% to 37.21% of their respective base salaries.

At the beginning of fiscal year 2002, all of the executive officers were also designated as participants in the 2002 performance restricted stock bonus plan and target bonuses of $300,000 for the Chief Executive Officer and $200,000 for the other executive officers were established. An earnings per share target was established as the goal for achievement of 100% of the target bonus for each of the executive officers, and based on the Company’s performance against the earnings per share target, bonus payouts could range between 0% and 150% of the target bonus. Bonuses were payable in the form of restricted shares having a fair market value equal to the amount of the bonus payout, under the terms of the Company’s Stock Compensation Plan.

As allowed by the plan, the Committee determined that certain extraordinary events, including the September 11, 2001 attacks and the anthrax scare which disrupted mail service, severely impacted the Company’s fiscal second quarter and its financial performance for the fiscal year. Accordingly, the earnings per share target was adjusted to reflect the Company’s mid-year forecast in order to recognize the impact of these events.

Based on the adjusted target, the Chief Executive Officer received a bonus of $150,000 and the other executive officers received bonuses of $100,000, in each case paid in the form of restricted shares, which vest in accordance with the following schedule: 15% on the date of the first annual meeting of stockholders following the date of grant; an additional 35% on the date of the second annual meeting of stockholders following the date of grant; and the remaining 50% on the date of the third annual meeting of stockholders following the date of grant.

What long-term incentive compensation programs did executives participate in for fiscal 2002?

Long-term incentive compensation consists of stock options. In fiscal 2002, none of the executive officers was granted stock options, and in lieu thereof, the executive officers were designated as participants in the 2002 performance restricted stock bonus plan described above.

How was the Chief Executive Officer’s compensation determined for fiscal year 2002?

The process by which the compensation of Robert J. Murray, as Chairman, President and Chief Executive Officer, was arrived at is as stated above and differed in no material way from that employed with respect to the other executive officers. With Mr. Murray’s base salary being in an appropriate range as determined by the Committee’s independent compensation consultant, there was no adjustment made to Mr. Murray’s base salary for fiscal year 2002.

Because Mr. Murray’s principal residence is located more than 75 miles from the Company’s headquarters, the Company pays certain occupancy expenses associated with a second residence within a shorter commuting distance and reimburses Mr. Murray for his tax liability arising from this arrangement. Otherwise, Mr. Murray was not provided any fringe benefits other than those available to all officers of the Company.

ORGANIZATION AND COMPENSATION COMMITTEE

William T. End
Robert L. Gable (Chairman)
Thomas J. May

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has adopted a written charter under which the Audit Committee operates (a copy of which was included as Appendix A to the Company’s proxy statement relating to the 2001 annual meeting of stockholders), and has determined that all members of the Committee are “independent” in accordance with the currently applicable rules of the NYSE.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended June 29, 2002 with the Company’s management and Deloitte & Touche LLP, our independent auditors.

The Committee has discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”. In addition, the Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte & Touche its independence from the Company and its management.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in our annual report on Form 10-K for the fiscal year ended June 29, 2002 for filing with the SEC.

AUDIT COMMITTEE

Thomas J. May
Herbert W. Moller (Chairman)
Joseph R. Ramrath

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the end of fiscal year 2002, the Company had outstanding borrowings of approximately $28,146,250 from Fleet National Bank, one of several banks party to an unsecured, revolving credit facility with the Company. Fleet National Bank is a wholly owned subsidiary of FleetBoston Financial Corporation, of which M. Anne Szostak is an executive officer. Ms. Szostak is a director of the Company. The terms of the Company’s revolving credit facility were negotiated on an arm’s length basis, and management believes that such terms are no less favorable to the Company than could have been obtained from a comparably qualified unrelated third party.

The Company paid approximately $1,600,000 to Xerox Corporation during fiscal year 2002, related primarily to the procurement and maintenance of digital presses utilized throughout the Company’s plants. Brian E. Stern is a Senior Vice President of Xerox, and is a director of the Company. Each of the transactions between the Company and Xerox was made in the ordinary course of business on an arm’s length basis, and management believes that the terms of each such transaction were no less favorable to the Company than could have been obtained from a comparably qualified unrelated third party.

PERFORMANCE GRAPH

The following chart compares the value of $100 invested in the Company’s common stock from June 27, 1997 through June 29, 2002 with a similar investment in the S&P 600 small cap stock index, and in a peer group consisting of six(1) publicly held companies selected on the basis of similarity to the Company in the nature of products offered, marketing and distribution channels utilized and customer markets served. The comparison assumes that all dividends are reinvested.

Peer Group Companies:

Deluxe Corporation	Moore Corporation, Ltd.
Ennis Business Forms, Inc.	The Standard Register Co.
John H. Harland Co.	Wallace Computer Services, Inc.

(1)
Systemax Inc. was previously included in the index of peer group companies. The Company has re-appraised its index of peer group companies, and has determined that Systemax’s lines of business, taken as a whole, are not sufficiently similar to the Company’s lines of business to justify the continued inclusion of Systemax in the peer group. In accordance with SEC rules, return data for the peer group, including Systemax, is provided above as the “former peer group” for comparative purposes, but will not be provided in future years.

PROPOSAL TWO

APPROVAL OF THE NEBS 2002 EQUITY INCENTIVE PLAN

Introduction

On August 2, 2002, the Board of Directors voted to adopt, subject to approval by the stockholders, the NEBS 2002 Equity Incentive Plan (the “2002 Plan”), which amends and restates the NEBS 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan (the “1997 Plan”). The vote required to approve the 2002 Plan is described at the beginning of this proxy statement under the general heading “Information About Voting”. If approved by the stockholders, the effective date of the 2002 Plan will be October 25, 2002 (the “Effective Date”).

The 1997 Plan is currently in effect. The number of shares initially made available under the 1997 Plan was 1,474,559 shares, of which 150,355 shares remained available for option grants immediately prior to the adoption of the 2002 Plan by the Board. The Company believes that additional shares must be made available to give the Company reasonable flexibility in providing appropriate incentives to its employees, prospective employees and non-employee directors. The Company has also made additional changes in the 2002 Plan in order to increase the flexibility available to the plan administrator in making employee awards, and to increase the number of options issued to non-employee directors of the Company. If the 2002 Plan is not approved by the stockholders, the 1997 Plan will remain in effect, and awards may continue to be granted under such plan, in accordance with its terms.

Significant Changes

The significant changes to the 1997 Plan include:

•
Making 1,000,000 additional shares available for awards.    If the 2002 Plan is approved by the stockholders, a total of 1,150,355 shares will be initially available for awards under the 2002 Plan. This number includes a total of 150,355 shares remaining available for awards under the 1997 Plan immediately prior to the adoption of the 2002 Plan by the Board. Shares subject to options that are outstanding under the 1997 Plan on the date the 2002 Plan was adopted by the Board and that subsequently expire without being exercised will also be available for awards under the 2002 Plan. If the 2002 Plan is approved by stockholders, awards granted by the Company after the Effective Date will be made under the 2002 Plan.

•
Permitting the award of restricted stock.    The 2002 Plan permits restricted stock awards to employees and prospective employees. These are awards of shares of Company stock that become vested only if the employee receiving the award has remained employed by the Company or a subsidiary for a specified period of time, or has met specified criteria, as determined by the plan administrator at the time of grant (or is employed by the Company or a subsidiary at the time of a “change in control”, as defined in the 2002 Plan). No more than 250,000 shares may be issued under vested restricted stock awards. Restricted stock awards were not available under the 1997 Plan.

•
Giving the administrator discretion to determine the exercise price for options.    Under the 2002 Plan, the Committee may set an exercise price for stock options (other than options granted to non-employee directors) that is equal to or greater than (but not less than) the fair market value of the shares at the time of grant. Under the 1997 Plan, the exercise price for all options was required to be the fair market value of the shares related to the options on the date of grant.

•
Changing the option exercise period.    Under the 2002 Plan, unless the award agreement provides otherwise, vested option awards may be exercised for up to two years after the optionee’s retirement (or cessation of service as a director), up to one year after the optionee’s death, or up to 30 days after any other termination (other than a termination for cause). If the award agreement so provides, periods of paid severance can be treated as a period of employment for vesting and exercise purposes. Under the 1997 Plan, incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), could be exercised for three months after retirement, while non-qualified stock options (“NQSOs”) could be exercised for two years after retirement. Both ISOs and NQSOs could be exercised for one year after the optionee’s death under the 1997 Plan. Option awards under the 1997 Plan expired on the date of any other termination, unless the award agreement provided otherwise. Under both the 1997 Plan and the 2002 Plan, option awards may not be exercised after the award’s 10-year term.

•
Providing for discretionary deferral of awards.    Under the 2002 Plan, the payment of any proceeds upon exercise of an award (including the delivery of shares) may be deferred to a non-qualified deferred compensation plan maintained by the Company, if permitted by the plan administrator. This provision is intended to permit employees to defer the recognition of taxable income that would otherwise be required under federal law. Any amounts deferred under such a non-qualified deferred compensation plan will be subject to the claims of creditors of the Company. The 1997 Plan did not contain a similar provision.

•
Allowing awards to prospective employees.    The 2002 Plan will permit awards to be made to prospective employees to whom the Company is making (or has made) an offer of employment. However, no such awards may vest or become exercisable unless the individual actually enters the Company’s employ. The 1997 Plan did not contain a similar provision.

•
Increasing the number of shares awarded to non-employee directors in a year.    Pursuant to the 2002 Plan, each non-employee director is annually granted on the tenth day following his or her election at the annual meeting of stockholders an option to purchase 3,000 shares. In the case of the first annual meeting of stockholders at which a non-employee is elected, the option grant to that director is for 5,000 shares. Under the 1997 Plan, the amounts of these automatic option awards to non-employee directors were 1,000 and 3,000, respectively.

Summary of 2002 Plan

Purpose.    The purpose of the 2002 Plan is to provide a means whereby the Company, by granting options to purchase shares of its common stock (par value $1.00 per share), stock appreciation rights (“SARs”) in connection with such options, and restricted stock, can attract and retain persons of ability as key employees of the Company and its subsidiaries and as directors of the Company. It is also the purpose of the 2002 Plan to provide key employees with a performance incentive and to encourage stock ownership in the Company by key employees and directors.

Administration.    The 2002 Plan is to be administered and interpreted by the Organization and Compensation Committee or any other committee (the “Committee”) appointed by the Board of Directors, whose members must consist of not less than two “Non-Employee Directors”, as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Subject to the express terms of the 2002 Plan, the Committee will determine the employees and prospective employees to whom discretionary options will be granted, the number of shares as to which options will be granted to each employee or prospective employee, whether any options will contain SARs, when such options become vested and exercisable, and the expiration date and other terms and conditions of each option agreement. The Committee will also determine the employees and prospective employees to whom restricted stock will be granted, the number of shares to be granted, and the applicable restrictions and other terms and conditions that will apply to such restricted stock.

Available Shares.    The total number of shares as to which awards may be granted under the 2002 Plan may not exceed the sum of (i)1,150,355 plus (ii) the aggregate number of shares subject to options that were outstanding under the 1997 Plan on the date the 2002 Plan was adopted by the Board and that subsequently expire without having been exercised; subject to adjustment to reflect stock splits or combinations, stock dividends or reclassification or other actions of a similar nature. Shares allocable to terminated or surrendered portions of options (including options issued under the 1997 Plan) or restricted stock awards, and previously acquired shares surrendered in connection with the exercise or payout of awards, may be reallocated to new awards subsequently granted under the 2002 Plan. No more than 250,000 shares may be issued under vested restricted stock awards. The 2002 Plan provides for the granting of ISOs, NQSOs, SARs, and restricted stock to employees, as determined by the Committee in its sole discretion, and for the granting to non-employee directors of options as described below under the heading “Director Options”.

Eligibility.    All employees and prospective employees of the Company or a subsidiary and non-employee directors are eligible to participate in the 2002 Plan; provided that prospective employees may not receive payment or exercise rights relating to awards under the 2002 Plan until they have begun employment. Employees may be granted ISOs, NQSOs, SARs or restricted stock. The aggregate fair market value of stock with respect to which ISOs may become exercisable for the first time by any individual during any calendar year shall not exceed $100,000. The maximum number of shares of common stock with respect to which awards may be granted to any employee during any single fiscal year is 100,000. The Committee selects the employees and prospective employees of the Company or subsidiaries who otherwise meet the foregoing terms of eligibility to receive an award under the 2002 Plan. Non-employee directors are eligible to receive only the automatic option grants described below under the heading “Director Options”.

Types of Grants.    The 2002 Plan provides for the grant of ISOs, NQSOs, SARs and restricted stock.

•
ISOs and NQSOs.    For both ISOs and NQSOs, optionees receive the right to purchase a specified number of shares of common stock at a specified option exercise price and subject to other terms and conditions set forth in the option grant. Options may not be granted with an exercise price less than the fair market value of the shares on the date of grant (or less than 110% of the fair market value of the shares in the case of ISOs granted to optionees holding more than 10% of the voting power of the Company or any of its subsidiaries). Options may not be granted for a term of more than ten years (or more than five years in the case of ISOs granted to optionees holding more than 10% of the voting power of the Company or any of its subsidiaries).

•
SARs.    An option award agreement may provide, if the Committee so determines, that the option holder shall have the right, at any time while the option is exercisable, to surrender the option, in whole or in part, to the extent then exercisable, for an appreciation distribution by the Company in an amount equal to the difference between the fair market value, on the date of the option surrender, of the shares of common stock subject to the surrendered option and the option exercise price for such shares. Any such appreciation distribution may be made in the form of shares of common stock, or in cash, as the Committee may determine in its sole discretion.

•
Restricted Stock.    Restricted stock awards provide the recipient with shares of common stock, subject to forfeiture of some or all of the shares if the conditions specified in the award are not satisfied prior to the end of the restriction period established for the award. Awards of restricted stock may be made subject to such conditions and restrictions as the Committee may determine. Awards of restricted stock may be contingent upon the employee providing an additional period of service, or attainment of specified performance goals described in the award agreement, such as attainment of specified levels of or percentage changes in various measurements, including but not limited to revenue, earnings per share, pre-tax income, profit from operations, return on capital or return on assets. Awards of restricted stock conditioned solely upon time-based restrictions on vesting may not vest in full prior to the third anniversary of the date of grant, except that such awards may vest in installments so long as not more than 50% of the shares subject to such award may vest prior to the third anniversary of the date of grant. Awards of restricted stock conditioned upon the achievement of performance-based goals must have a minimum vesting period of at least one year from the date of grant. The Committee may provide for the acceleration of the date on which restrictions on awards of restricted stock lapse only (1) in connection with the termination of the recipient’s employment with the Company or a subsidiary by reason of such recipient’s death, disability, retirement, or by or at the request of the Company or such subsidiary (other than for cause), or (2) upon the occurrence of a change in control. Recipients of restricted stock awards may exercise voting rights and receive dividends with respect to the shares of restricted stock, if the award agreement so provides, except for shares that are forfeited under the terms of the award agreement.

•
Director Options.    Non-employee directors will receive as part of their compensation for service as directors automatic option grants for 5,000 shares in their first year of service as a director, and 3,000 shares in each year of service as a director thereafter. Such awards vest and become exercisable after one year from the date of grant, and expire ten years after the date of grant. Options granted to non-employee directors will be NQSOs only.

Exercise Price of Options.    The Committee shall determine option exercise prices for option shares under the 2002 Plan. As described above, the option exercise price per share will not be less than the fair market value of a share of common stock on the day the option is granted. The fair market value of a share of common stock on any date of determination, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, or unless the Committee determines otherwise, equals (a) the closing sales price for the shares on the NYSE, if applicable, or if not, the average of the last bid and asked prices of the shares on any securities exchange on which the shares are then publicly traded, on or before 4:00 p.m. eastern time of the most recent trading day preceding such date of determination; (b) if the shares are not then traded on the NYSE or other exchange or no trade of shares has occurred on such exchange within the preceding seven (7) days, the mean between the closing “Bid” and the closing “Ask” prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or the National Daily Quotation Service or similar listing service, for the date of determination, or if none, on the most recent trading day for which such quotations are reported within the preceding seven (7) days; or (c) if the fair market value cannot be determined under the preceding clauses, the value of the common stock determined in good faith (as defined in the regulations promulgated pursuant to Section 422 of the Code) by the Committee. The closing sales price of the common stock, as reported on the NYSE for September 12, 2002, was $20.80 per share.

Employees and directors who exercise options to purchase securities under the 2002 Plan may, as permitted by the Committee, pay the full amount of the option exercise price and any required tax withholding (a) in cash, (b) by tendering shares of common stock, or (c) by directing the withholding of shares otherwise available under vested and exercisable awards held by the employee or director having equivalent fair market value (after reduction for any applicable exercise price or required withholding with respect to such shares), or (d) a combination of these alternatives.

Period for Exercise.    Unless otherwise provided in the award agreement, if an optionee (other than a non-employee director) ceases to be an employee of the Company or subsidiary other than by reason of retirement, death, or cause, any vested option held by such employee will remain exercisable for thirty (30) days from the date of termination. If so provided in the award agreement, periods of paid severance can be treated as a period of employment for vesting and exercise purposes. If an employee is terminated by the Company or a subsidiary for cause, all options expire immediately, whether vested or unvested.

If an employee retires, or a non-employee director ceases to serve as a director for any reason other than death, in either case while holding a vested option, the option will continue to be exercisable for two years after such retirement or cessation of service.

If an optionee dies while holding a vested option, such option will be exercisable during the twelve months following death.

In no case may an option be exercised after expiration of its term (not to exceed 10 years from the date of grant). Unless otherwise provided in the award agreement, no additional vesting occurs after the optionee’s termination of employment or termination of service as a director. Unexpired options may be exercised by the personal representative of a deceased optionee.

Assignability.    Unless otherwise provided in an award agreement, no ISO or SAR related thereto will be assignable or transferable except by will or by the laws of descent and distribution. Options granted to non-employee directors will be transferable, directly or indirectly, to or for the benefit of members of the optionee’s immediate family. The Committee has the authority to grant NQSOs and SARs to employees that are transferable, directly or indirectly, to or for the benefit of members of the optionee’s immediate family.

Stock Combinations, Splits or Dividends.    In the event of any change in corporate capitalization, such as a stock split, reverse-split, stock dividend, combination, reclassification or similar recapitalization not involving the payment of consideration, or in the event of a corporate transaction, such as any merger, consolidation, separation, spin-off, reorganization or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of shares available for awards, the number and class of and/or price of shares subject to outstanding awards granted under the 2002 Plan, and the number of shares for which awards may be issued, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Change in Control.    Upon a change in control of the Company, all outstanding unvested options and SARs granted under the 2002 Plan will become immediately vested and exercisable, and all restrictions imposed on outstanding awards of restricted stock will immediately lapse. Under the 2002 Plan, a “change in control” is deemed to occur upon (1) the acquisition, directly or indirectly, of at least thirty-five percent (35%) of the outstanding securities of the Company by any person, (2) a more than fifty percent (50%) change in the composition of the Board of Directors of the Company (if such change was not approved by a majority of the existing directors), (3) certain mergers or consolidations involving the Company, (4) a liquidation of the Company or (5) a sale of all or substantially all of the Company’s assets.

Amendment or Termination.    The Board of Directors may amend, suspend or terminate the 2002 Plan and may alter and amend all award agreements granted under the 2002 Plan, except that any amendment to the 2002 Plan which requires stockholder approval in order to obtain intended favorable treatment under, or to comply with, any federal or state law or regulation or the rules of the New York Stock Exchange or other exchange on which the common stock is then traded will be subject to stockholder approval. No amendment may materially and adversely affect the rights of a holder of an award without such holder’s consent. The exercise price of outstanding option awards may not be changed by the Committee except pursuant to the anti-dilution provisions of the 2002 Plan described above under the heading “Stock Combinations, Splits or Dividends”. The Committee has no authority to waive or modify the term of any outstanding award to the extent that the waived or modified term was mandatory under the 2002 Plan. The Committee may permit holders of awards to surrender outstanding awards in order to exercise or realize rights under other outstanding awards. The Committee may not grant new awards in exchange for the surrender of outstanding awards, or otherwise require holders to surrender outstanding awards as a condition precedent to the grant of new awards, unless (1) such surrender and new grant has been approved by the Company’s stockholders, or (2) the present value of the new award at the date of grant (determined by the Committee in good faith using the Black-Scholes option pricing model or other generally accepted valuation methodology) does not exceed the present value of the surrendered award at the date of surrender (determined in good faith by the Committee using the same methodology as that employed for the new award). The 2002 Plan will terminate on October 25, 2012, and no award may be granted under the 2002 Plan on or after that date. The expiration date of each option will be not later than ten (10) years from the date it is granted.

Federal Income Tax Consequences

ISOs granted under the 2002 Plan shall be “incentive stock options” within the meaning of Section 422 of the Code and the terms of the 2002 Plan, and the options granted thereunder are to be construed accordingly.

Persons receiving ISOs granted under the 2002 Plan generally will not realize compensation income for regular federal income tax purposes on the date the ISO is granted or on the date the option is exercised. Such persons will, however, generally realize an item of tax preference income for purposes of the federal alternative minimum tax to the extent that the fair market value of the shares purchased upon exercise of the ISO exceeds the option price for the shares (the “spread amount”). For purposes of the alternative minimum tax only, the spread amount will be added to the option price in determining basis in the stock and thus gain or loss on the sale of shares acquired under such ISOs. A credit for any net alternative minimum tax paid by an ISO holder on exercise may be available to offset such person’s regular income tax in subsequent years, including any tax on the capital gain described in the following sentence. Generally, persons who exercise ISOs are also expected to realize capital gain for federal income tax purposes on the date they sell the shares acquired upon the exercise of ISOs in an amount equal to the excess of the amount received from the sale of such shares over the amount paid for such shares.

If an ISO holder disposes of shares acquired upon exercise of the ISO within two years from the date of the ISO grant or within one year from the date of exercise of the ISO, such disposition will disqualify the shares from incentive stock option treatment under the Code (and is therefore referred to as a “disqualifying disposition”). Such person would then have compensation income for federal income tax purposes in the year of such disqualifying disposition, generally in the amount (if any) by which the lesser of the fair market value of the shares on the date of the ISO exercise or the price at which the shares are disposed of exceeds the ISO exercise price, and capital gain in the amount (if any) by which the sale price exceeds the fair market value on the date of exercise. If an optionee exercises an ISO more than 3 months (or one year, in the case of death or disability) after he or she ceases to be an employee of the Company or a subsidiary, the tax treatment described below for NQSOs will apply.

Although the Company ordinarily is not entitled to a deduction upon the grant or exercise of ISOs under the 2002 Plan or upon the sale of shares thereby acquired, the Company is entitled to take a deduction in the Company’s tax year in which any disqualifying disposition occurs. The deduction is equal to the compensation income realized by the person making such disposition.

Persons receiving NQSO grants under the 2002 Plan generally will not realize compensation income for regular federal income tax purposes on the date the NQSO is granted if the NQSO has no readily ascertainable fair market value when it is granted, but will realize such income on the date the NQSO is exercised. The amount of compensation income realized for federal income tax purposes will be the amount (if any) by which the fair market value of the shares on the date of the NQSO exercise exceeds the option exercise price. The Company will be allowed corresponding federal tax deductions in the amount of the compensation income realized by the persons exercising the NQSOs, generally in the Company’s tax year in which the NQSOs are exercised. For purposes of determining capital gain or loss upon the later sale of such shares, persons exercising NQSOs will obtain a basis in the shares purchased equal to the fair market value of the shares at the time the NQSO is exercised. (That is, a person’s basis will be equal to the sum of the option exercise price plus the amount of compensation income realized by the person.) The Company must withhold federal and any applicable state and local taxes and other applicable employment taxes with respect to the compensation income realized upon the exercise of NQSOs by employees.

A person who transfers a NQSO, pursuant to the 2002 Plan, to one or more immediate family members or to a trust, partnership or other entity for the benefit of one or more immediate family members generally will remain liable for all income taxes (as described above) and employment taxes that result from the exercise of such NQSO. Such transfer of a NQSO will also be subject to the gift tax and estate tax provisions of the Code.

A person surrendering options for a SAR distribution will realize compensation income in the full amount of such distribution. The Company will be allowed a corresponding deduction of the amount of the distribution (the excess of the fair market value of shares underlying such options over the option price of such shares), generally in the Company’s tax year in which such surrender occurs. Such person will obtain a basis in any shares distributed in satisfaction of SARs equal to the fair market value of such shares at the time of such surrender (which is also the amount of compensation income realized), for purposes of determining capital gain or loss upon the later sale of such shares. The Company must withhold federal and applicable state and local income taxes and other applicable employment taxes with respect to a SAR distribution.

A person receiving a grant of restricted stock will not realize income upon the grant unless he or she makes an election under Section 83(b) of the Code within 30 days of the grant. If the grantee makes such a “Section 83(b) election” within the 30-day period, he or she will realize taxable compensation income equal to the value of the shares minus the purchase price. When the grantee sells the stock after making a Section 83(b) election, he or she will realize capital gain or loss equal to the difference between the proceeds from the sale of the shares and the value of the shares on the grant date. If the grantee does not make a Section 83(b) election, he or she will realize taxable compensation income when the restricted stock vests equal to the value of the shares upon vesting minus the purchase price, and when the shares are sold, he or she will realize capital gain or loss equal to the amount of the sale proceeds less the value of the stock upon vesting. Any capital gain or loss will be long-term gain or loss if the grantee holds the shares for more than one year; otherwise, the capital gain or loss will be short-term capital gain or loss.

The Company will generally be entitled to a deduction in connection with a restricted stock award, in the same amount and at the same time as the grantee’s recognition of income with respect to such award. Such a deduction with respect to certain executive officers of the Company may be subject to the limits imposed by Section 162(m) of the Code, if applicable. To the extent that a grantee’s Section 83(b) election results in the recognition of capital gain (rather than compensation) income, the Company will not be entitled to a deduction with respect to that capital gain.

The persons named as proxies in the accompanying form of proxy intend (unless specific contrary instructions are given) to vote to approve the 2002 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides details regarding the shares of common stock issuable upon the exercise of outstanding options, warrants and rights granted under the Company’s equity compensation plans (including individual equity compensation arrangements) as of the end of the last fiscal year. The securities referred to in the table are shares of the Company’s common stock.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders(2)	1,873,431	$20.99	424,703
Equity compensation plans not approved by security holders(3)	338,583	18.51	—
Total	2,212,014	20.61	424,703

(1)
Includes 170,355 shares remaining available for issuance under the 1997 Plan and 254,348 shares remaining available for issuance under the Company’s Stock Compensation Plan as of the end of the last fiscal year. Does not include the 1,000,000 additional shares that will be available for future issuance under the 2002 Plan, if approved by the stockholders at the meeting.

(2)
The number of securities to be issued upon exercise of outstanding options, warrants and rights under equity compensation plans approved by security holders reflects outstanding option grants under the 1997 Plan (which includes the NEBS 1990 Key Employee Stock Option and Stock Appreciation Rights Plan and the NEBS 1994 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan).

(3)	The material features of these plans are described below.

On February 2, 1996, the Company granted to Robert J. Murray, the Company’s Chairman and Chief Executive Officer, a 10-year option to purchase 250,000 shares of common stock at a price of $18.25 per share, which was the fair market value of the common stock on the date of grant. The option vested as to 25% of the shares covered by the award on the date of grant, and as to an additional 25% of the shares covered by the award on each of the first three anniversaries of the date of grant. The option is generally non-transferable, and is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The option was not approved by the Company’s stockholders; however, in connection with the grant of the option, the Company’s Board of Directors reduced the number of shares that were authorized to be issued under the NEBS 1994 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan by 250,000 shares. As of the date of this proxy statement, Mr. Murray has not exercised any portion of the option.

On August 14, 2000, the Company granted to eighteen key employees of PremiumWear options to purchase an aggregate of 105,083 shares of common stock authorized for issuance under the NEBS 2000 Stock Option Plan for PremiumWear Employees (the “2000 Plan”) at a price of $19.25 per share, which was the fair market value of the common stock on the date of grant. Shares allocable to the unexercised or surrendered portion of any expired or terminated option are available for issuance under future option grants to PremiumWear employees; however, the Company does not currently intend to make any additional option grants pursuant to the 2000 Plan.

With respect to four of the grantees who were executives of PremiumWear, the options vest as to one-third of the shares covered by each award on each of the first three anniversaries of the date of grant, and with respect to one grantee who was an executive of PremiumWear, the option vests as to 50% of the shares covered by the award on each of the first two anniversaries of the date of grant. With respect to the remaining non-executive grantees, the options vest as to 25% of the shares covered by each award on the date of grant, and as to an additional 25% of the shares covered by each award on each of the first three anniversaries of the date of grant, except that all options granted pursuant to the 2000 Plan will vest immediately in case of a change in control of the Company (as defined in the 2000 Plan).

Once vested, the options may be exercised by the holder at any time prior to the cessation of the holder’s employment with the Company or a subsidiary of the Company (or within three months following the holder’s retirement from the Company or a subsidiary), or by the holder’s legal representative within twelve months following the termination of the holder’s employment with the Company or a subsidiary by reason of the holder’s death, but in no event later than ten years from the date of grant. Options granted pursuant to the 2000 Plan are generally non-transferable, and are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

Neither the adoption of the 2000 Plan, nor the granting of any options thereunder, was approved by the Company’s stockholders. The options were granted to certain executives of PremiumWear as a material inducement to the executives’ entering into employment agreements in connection with the Company’s acquisition of PremiumWear, and in order to retain the employment of certain other key employees of PremiumWear following such acquisition.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Upon the recommendation of its Audit Committee, the Board of Directors selected the firm of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 28, 2003, subject to ratification by the stockholders at the 2002 annual meeting of stockholders. A representative of Deloitte & Touche, which served as independent auditors for fiscal year 2002, is expected to be present at the meeting, with the opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

INDEPENDENT AUDITOR FEES

The aggregate fees billed by Deloitte & Touche LLP for professional services to the Company and its subsidiaries for fiscal year 2002 were as follows:

•
Audit Fees:    $300,000 for services rendered for the annual audit of the Company’s consolidated financial statements for fiscal year 2002 and the quarterly reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q filed with the SEC.

•
Financial Information Systems Design and Implementation:    Deloitte & Touche did not provide the Company with any professional services in connection with financial information systems design and implementation during fiscal 2002.

•	All Other Fees: $109,003 for other non-audit activities, as follows: $49,108 for tax services; and $59,895 for statutory and benefit plan audits.

The Audit Committee considered whether the provision of the foregoing services is compatible with maintaining Deloitte & Touche’s independence.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2003 annual meeting of stockholders must be received by the Company at its offices at 500 Main Street, Groton, Massachusetts 01471 no later than May 23, 2003, in order to be considered for inclusion in the Company’s proxy statement and proxy card relating to that meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934.

Additionally, under the advance notice provisions in our by-laws, director nominations or any other proposals to be presented outside of the processes of Rule 14a-8 by a stockholder from the floor of the 2003 annual meeting of stockholders must be submitted by the stockholder to our corporate secretary at the above address no later than August 27, 2003 and no earlier than June 27, 2003. The notice must contain the information required by the by-laws. These advance notice provisions are separate from the requirements which a stockholder must meet in order to have a proposal included in the Company’s proxy statement under Rule 14a-8.

AMENDMENTS TO THE COMPANY’S BY-LAWS

On August 2, 2002, the Board amended the by-laws to increase the maximum number of directors who may be elected by the stockholders at the annual meeting from 9 to 10.

You may obtain a copy of our by-laws without charge by writing to our corporate secretary, New England Business Service, Inc., 500 Main Street, Groton, MA 01471.

DIRECTOR NOMINATIONS

The Nominating Committee will consider your suggestions regarding potential candidates for Board membership as part of the Committee’s review of the composition of the Board. Your recommendations may be sent to the Nominating Committee through our corporate secretary at the above address.

ANNUAL REPORT ON FORM 10-K

You may obtain a copy of our annual report on Form 10-K for the fiscal year ended June 29, 2002 (without exhibits) without charge by writing to: Investor Relations, New England Business Service, Inc., 500 Main Street, Groton, MA 01471.

NEW ENGLAND BUSINESS SERVICE, INC.
NEBS 2002 EQUITY INCENTIVE PLAN

PREAMBLE

The NEBS 2002 Equity Incentive Plan, as set forth herein, amends and restates the NEBS 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan, as amended (the “1997 Stock Option Plan”). The Plan is intended to permit New England Business Service, Inc., a Delaware corporation (“NEBS” or the “Company”), to provide additional forms of equity-based incentives in order to attract and retain highly motivated employees and non-employee directors, and to provide them with opportunities to acquire a proprietary interest in the Company.

SECTION 1.
ESTABLISHMENT, OBJECTIVES AND DURATION

1.1    Establishment of the Plan.    The Company hereby amends and restates the 1997 Stock Option Plan and renames it the NEBS 2002 Equity Incentive Plan, as set forth herein. Subject to approval by the Company’s stockholders, the Plan shall become effective as of October 25, 2002 (the “Effective Date”) and shall remain in effect as provided below in Section 1.3.

1.2    Purpose of the Plan.    The purpose of the Plan is to benefit the Company and its subsidiaries by enabling the Company to offer to certain present and future Employees and Outside Directors stock based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its Subsidiaries.

1.3    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Section 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award (as defined below in Section 2.2) be granted under the Plan on or after October 25, 2012.

SECTION 2.
DEFINITIONS

Whenever used in the Plan with the initial letter of the word capitalized, the following terms shall have the following respective meanings:

2.1    “Administrator” means the committee appointed by the Board to administer the Plan, as described below in Section 3.

2.2    “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights or Restricted Stock.

2.3    “Award Agreement” means a written agreement between the Company and a Participant that sets forth the terms and provisions applicable to an Award or Awards granted to the Participant under the Plan. The existence of an applicable Award Agreement is a condition to the grant of all Awards hereunder.

i

2.4    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cause” means, as determined by the Administrator in its sole discretion, termination of the Participant’s employment with the Company or any Subsidiary because of: (a) any significant, deliberate misuse or misappropriation by the Participant of money or property of the Company or any Subsidiary; (b) any flagrant act of dishonesty or disloyalty by the Participant that is injurious to the Company or any Subsidiary or their respective reputations, monetarily or otherwise; (c) any wrongful or negligent act of the Participant which materially adversely affects the business of the Company and its Subsidiaries taken as a whole; (d) any material violation of the Company’s written policies, standards and guidelines and, if such violation is susceptible to cure, the Participant has failed to substantially cure such violation within twenty (20) days after written notice thereof is delivered to the Participant; or (e) such other act or omission as determined in the Administrator’s sole discretion; provided, however, that in lieu of the foregoing, where there is a written employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary that defines “cause” (or words of similar import), and a termination for “cause” would give rise to the denial or forfeiture of any benefit under such agreement at that time, such termination of employment shall be deemed to be for “Cause” for purposes of the Plan.

2.7    “Change in Control” of the Company means the occurrence of one or more of the following events:

(a)
Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty five percent (35%) or more of either the then outstanding Shares or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 2.7(c)(i);

(b)
The following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date of the applicable Award Agreement, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors on the date of the applicable Award Agreement or whose appointment, election or nomination for election was previously so approved or recommended;

(c)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates (as defined in Rule 12b-2 under the Exchange Act)) representing thirty five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(d)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9    “Company” means New England Business Service, Inc., a Delaware corporation, as well as any successor to such entity as provided in Section 15 herein.

2.10    “Director” means any individual who is a member of the Board.

2.11    “Director Option” means an Option granted to an Outside Director pursuant to Section 6.1(c) hereof.

2.12    “Effective Date” means October 25, 2002, the effective date of this amended and restated Plan.

2.13    “Employee” means any employee of the Company or any Subsidiary.

2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15    “Fair Market Value” means, as of any date of determination, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, and unless the Administrator determines otherwise, (a) the closing sales price for the Shares on the New York Stock Exchange, if applicable, or if not, the average of the last bid and asked prices of the Shares on any securities exchange on which the Shares are then publicly traded, on or before 4:00 p.m. eastern time (as reported by Bloomberg, L.P.) of the most recent trading day preceding such date of determination; (b) if the Shares are not then traded on the New York Stock Exchange or other exchange or no trade of Shares has occurred on such exchange within the preceding seven (7) days, the mean between the closing “Bid” and the closing “Ask” prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or the National Daily Quotation Service or similar listing service, for the date of determination, or if none, on the most recent trading day for which such quotations are reported within the preceding seven (7) days; or (c) if the Fair Market Value cannot be determined under the preceding clauses, the value of the Shares determined in good faith (as defined in the regulations promulgated pursuant to Section 422 of the Code) by the Committee.

2.16    “Incentive Stock Option” or “ISO” means an option to purchase Shares that is intended to meet the requirements of Code Section 422, as described in Section 6 herein.

2.17    “Insider” means an individual who is, on the relevant date, an officer, Director or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined for purposes of Section 16 of the Exchange Act.

2.18    “Named Executive Officer” means a Participant who is one of the group of covered employees as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.19    “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

2.20    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

2.21    “Option Price” means the per share purchase price of a Share purchased pursuant to an Option.

2.22    “Outside Director” means a Director who is not an Employee.

2.23    “Participant” means an Employee, prospective Employee or Outside Director who has outstanding an Award granted under the Plan.

2.24    “Performance-Based Exception” means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

2.25    “Period of Restriction” or “Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8 herein.

2.26    “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of such securities and (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

2.27    “Plan” means the NEBS 2002 Equity Incentive Plan, an amendment and restatement of the Company’s 1997 Stock Option Plan, as set forth herein.

2.28    “Restricted Stock” means an Award granted to a Participant pursuant to Section 8 herein.

2.29    “Retirement” means an Employee’s termination of employment with the Company and its Subsidiaries, for any reason other than Cause, on or after the date the Employee has either (a) attained age fifty-five (55) and earned five or more years of service, as determined by the Administrator, or (b) attained age sixty-two (62).

2.30    “Share” or “Shares” means shares of common stock of the Company, par value $1.00.

2.31    “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 7 in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the related SAR is similarly forfeited).

2.32    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing at least a majority of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3.
ADMINISTRATION

3.1    Plan Administrator.    The Administrator of the Plan shall be the Organization and Compensation Committee of the Board, or any other committee appointed by the Board. The Organization and Compensation Committee or other committee appointed to administer the Plan shall consist of not less than two (2) Outside Directors of the Company who are “Non-Employee Directors” as such term is used in Rule 16b-3 under the Exchange Act. The Board may, from time to time, remove members from, or add members to, the Organization and Compensation Committee or such other committee. Any vacancies on the Organization and Compensation Committee or such other committee shall be filled by members of the Board.

If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Administrator, shall be valid acts of the Administrator.

3.2    Authority of the Administrator.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and in addition to any other powers or authorities set forth herein, the Administrator shall have full power and authority, consistent with the terms of the Plan, to (a) select the Employees who shall participate in the Plan; (b) determine the sizes and types of Awards to Employees or prospective Employees; (c) determine the terms and conditions of Awards and Award Agreements in a manner consistent with the Plan; (d) construe and interpret the Plan and any agreements or instruments entered into under the Plan; (e) establish, amend, or waive rules and regulations for the Plan’s administration; (f) determine whether interruption of service or change in status of an Employee or Outside Director results in a termination of employment or service under the Plan; and (g) subject to the provisions of Section 13 herein, amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Administrator as provided in the Plan. Further, the Administrator shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee’s determinations under the Plan, including without limitation, determinations as to persons eligible to receive an Award, the amount or type of any Award and the terms of any Award Agreement, are not required to be consistent, and may vary among similarly-situated Participants, as the Administrator deems appropriate and in the interests of the Company. As permitted by law, the Administrator may delegate any authority, discretion, power or responsibility granted or assigned to it herein.

3.3    Decisions Binding.    All determinations and decisions made by the Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

SECTION 4.
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1    Shares Available for Awards.

(a)
The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. Subject to adjustment as provided in Section 4.3, the aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed the sum of (i) one million (1,000,000)

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Shares; and (ii) any authorized Shares available for issue under the 1997 Stock Option Plan as of the Effective Date; and (iii) any Shares that become available under this Plan, including with respect to Awards outstanding under the 1997 Plan as of the Effective Date, as a result of cancellation, termination, expiration, forfeiture, or lapse of an Award or other application of paragraph (b) below. In no event, however, shall the aggregate number of Shares of Restricted Stock that become freely transferable by Participants after the expiration or lapse of all applicable Periods of Restriction exceed 250,000 Shares, subject to adjustment as provided in Section 4.3.

(b)	Upon:

(i)	payout of an SAR Award in the form of cash;

(ii)
cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of an SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding SAR) of any Award; or

(iii)
payment of an Option Price and/or payment of any taxes arising upon exercise of an Option or payout of any Award with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout;

the number of Shares surrendered or underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

4.2    Individual Participant Limitations.    Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares (including Options, SARs and Restricted Stock) that may be granted in any one fiscal year to a Participant shall be one hundred thousand (100,000).

4.3    Adjustments in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, reverse-split, stock dividend, combination, reclassification or similar recapitalization not involving the payment of consideration, or in the event of a corporate transaction, such as any merger, consolidation, separation, spin-off, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares (and/or other securities or other property) subject to outstanding Awards granted under the Plan, and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

Notwithstanding the foregoing, in connection with any transaction of the type specified Section 2.7(c), the Administrator may, in its discretion, (a) cancel any or all outstanding Options under the Plan in consideration for payment to the holders thereof an amount equal to the portion of the consideration that would have been payable to the Participant pursuant to such transaction if their Options had been fully vested and exercised immediately prior to such transaction, less the aggregate Option Price that would have been payable by the Participant therefor, or (b) if the amount that would have been payable to the Participant pursuant to such transaction if their Options had been fully vested and exercised immediately prior thereto would be equal to or less than the aggregate Option Price that would have been payable therefor, cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or such securities or other property in the Administrator’s discretion.

SECTION 5.
ELIGIBILITY AND PARTICIPATION

5.1    Eligibility.    Persons eligible to participate in the Plan include all Employees (including officers), persons who have been offered employment by the Company or a Subsidiary (provided that such prospective Employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or Subsidiary), and Outside Directors of the Company, as determined by the Administrator, including Employees who reside in countries other than the United States of America.

5.2    Participation.    Subject to the provisions of the Plan, the Administrator shall determine and designate, from time to time, the Employees and prospective Employees of the Company and any Subsidiary to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award. Option Awards to Outside Directors shall be made in such amounts, and shall be subject to such terms and conditions, as are set forth in the Plan.

SECTION 6.
STOCK OPTIONS

6.1    Grant of Options and Award Agreement.

(a)
Option Grant.    Subject to the terms and provisions of the Plan, Options may be granted to one or more Employees and, subject to Section 5.1, prospective Employees in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Administrator in its sole discretion. Subject to Section 4 and paragraph (c) below, the Administrator may grant either Nonqualified Stock Options or Incentive Stock Options, and shall have complete discretion in determining the number of Options of each type granted to each Participant; provided, however, that ISOs may not be granted to a person who is not an Employee. Each Option grant shall be evidenced by a resolution of the Administrator approving the Option grant.

(b)
Award Agreement.    The Company and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the date of grant, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Administrator shall determine consistent with the terms and provisions of the Plan. The Award Agreement shall also specify whether the Option is intended to be an ISO within the meaning of Code Section 422. If such Option is not designated as an ISO, such Option shall be deemed a NQSO.

(c)
Outside Directors.    Each Outside Director who is such on the tenth (10th) day following the date on which each Annual Meeting of the Stockholders of the Company is held during the term of the Plan shall, on such tenth (10th) day, automatically be granted a Nonqualified Stock Option to purchase three thousand (3,000) Shares; provided, however, that the first such grant to each Outside Director following his or her initial election to the Board shall be a Nonqualified Stock Option to purchase five thousand (5,000) Shares.

6.2    Option Price.    The Administrator shall designate the Option Price for each Share subject to an Option under the Plan, provided that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date the Option is granted. The Option Price may not be subsequently changed by the Administrator except pursuant to Section 4.3 hereof. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least one hundred and ten percent (110%) of the Fair Market Value of such Shares on the date of grant. Notwithstanding the foregoing, the Option Price for an Option issued to an Outside Director shall equal one hundred percent (100%) of the Fair Market Value of Shares on the date the Option is granted.

6.3    Term of Options.    Each Option granted to an Employee shall expire on the day immediately preceding the tenth (10th) anniversary of the date of grant, or such earlier day as the Administrator shall determine at the time of grant. Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any Subsidiary, no such ISO shall be exercisable later than the day immediately preceding the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, each Director Option shall expire on the day immediately preceding the tenth (10th) anniversary of the date of grant.

6.4    Exercise of Options.    Options granted under this Section 6 shall be exercisable at such times, and be subject to such restrictions and conditions, as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant, and shall be set forth in the applicable Award Agreement, except that each Director Option shall vest and become fully exercisable on the first anniversary of the date of grant. Notwithstanding the preceding sentence, the Fair Market Value of Shares for which ISOs are exercisable for the first time by any Participant during any calendar year may not exceed one hundred thousand dollars ($100,000). Any ISOs that become exercisable in excess of such amount shall be deemed to be NQSOs to the extent of such excess. The Administrator may provide that an Option (other than a Director Option) shall become exercisable in installments, in which case the Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable and before the Option expires or terminates as described in Sections 6.3 and 6.6, subject to such minimum exercise requirements as may be designated by the Administrator.

6.5    Payment.    Options granted under this Section 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full under one or more of the following methods, to the extent permitted by the Administrator:

(a)	in cash or its equivalent;

(b)	by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price;

(c)	by directing the withholding of Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price;

(d)	by tendering other Awards payable under the Plan; or

(e)	by a combination of (a), (b), (c) and/or (d).

The Administrator also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means that the Administrator determines to be consistent with the Plan’s purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

In connection with the exercise of Options granted under the Plan, the Company may make such loans to the Participant as the Administrator, in its sole discretion, may determine. Such loans shall be subject to such terms and conditions as the Administration shall determine. In no event may any such loan be for an amount in excess of the Fair Market Value, at the date of exercise, of the Shares covered by the Option, or portion thereof exercised by the Participant. Any loan made pursuant to this Section 6.5 shall comply with Regulation U issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act.

6.6    Termination of Employment or Service as an Outside Director.    The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the Option or Options following termination of his or her employment with the Company and/or its Subsidiaries or his or her service as a Director. Except as provided below in paragraph (f), such provisions need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 12, unless the applicable Employee Award Agreement provides otherwise, the following rules shall apply:

(a)
Retirement.    Subject to paragraph (e) below, if the Participant’s employment with the Company and any Subsidiary terminates by reason of Retirement, each Option held by the Participant may thereafter be exercised, but only to the extent it was exercisable immediately prior to the Participant’s Retirement, until the earlier of (A) the remainder of the term of the Option, or (B) two (2) years after the date of such termination of employment. Notwithstanding the foregoing, if an Option issued as an ISO is exercised more than three months after the Participant ceases to be an employee of the Company or a Subsidiary for purposes of Code Section 422(a)(2) (or more than one year in the case of the Participant’s death or disability), such Option shall be treated as a Nonqualified Stock Option for purposes of the Plan. Except as set forth above, all Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately upon termination of the Participant’s employment with the Company and any Subsidiary by reason of Retirement.

(b)
Death.    Subject to paragraph (e) below, if the Participant’s employment with the Company and any Subsidiary, or service as a Director, terminates by reason of death, each Option held by the Participant may thereafter be exercised by his or her legal representative, but only to the extent it was exercisable immediately prior to the Participant’s death, until the earlier of (A) the remainder of the term of the Option, or (B) twelve months after the date of such termination of employment or cessation of service. Except as set forth above, all Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately upon termination of the Participant’s employment with the Company and any Subsidiary or cessation of service as a Director by reason of the Participant’s death.

(c)
Termination for Cause.    If the Participant’s employment with the Company and/or any Subsidiary terminates for Cause, all Options shall expire immediately and all rights to purchase Shares (whether vested or nonvested) under the Option shall cease; provided, however, that this paragraph (c) shall not apply to termination of a Participant’s employment on or within six (6) months after a Change in Control.

(d)
Other Termination.    Subject to paragraph (e) below, if the Participant’s employment with the Company and any Subsidiary terminates for any reason other than death, Retirement or Cause, each Option held by the Participant may thereafter be exercised, but only to the extent it was exercisable immediately prior to such termination, until the earlier of (A) the remainder of the term of the Option, or (B) thirty (30) days from the date of termination. Except as set forth above, all Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately upon termination of the Participant’s employment with the Company and any Subsidiary for any reason other than death, Retirement or Cause.

(e)
Determinations Regarding Termination.    Except as otherwise provided in the applicable Award Agreement, a Participant will not be deemed to have incurred a termination of employment hereunder solely as a result of a temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries, or changing his or her covered status from Employee to Outside Director or from Outside Director to Employee.

If so provided in the applicable Award Agreement, an Employee shall not be deemed to have incurred a termination of employment hereunder during a period of severance, to the extent that salary payments continue to the Employee during such period. In such event, the Employee’s termination of employment shall be deemed to occur at the conclusion of such period of severance. Notwithstanding the foregoing, if an Option issued as an ISO is exercised more than three months after the Participant ceases to be an employee of the Company or a Subsidiary for purposes of Code Section 422(a)(2) (or more than one year in the case of the Participant’s death or disability), such Option shall be treated as a Nonqualified Stock Option for purposes of the Plan.

Except as otherwise provided in the applicable Award Agreement, an Employee of a Subsidiary shall be deemed to have incurred a termination of employment hereunder if his or her employer ceases to be a Subsidiary (as defined in the Plan) for any reason. The preceding sentence shall not apply to the extent that the Participant continues to be an Employee of the Company or another entity that continues to be a Subsidiary hereunder or continues to be an Outside Director.

(f)
Director Options.    If a Participant ceases to serve as a Director for any reason other than death, each Director Options held by such Participant may thereafter be exercised, but only to the extent it was exercisable immediately prior to such cessation of service, until the earlier of (A) the remainder of the term of the Option, or (B) two (2) years after the date of such cessation of service. Except as set forth above, all Director Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately upon cessation of the Participant’s service as a Director for any reason other than death.

6.7    Restrictions on Share Transferability.    The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

6.8    Prior Option Grants.    The adoption of this amended and restated Plan shall not amend or modify the terms and conditions of any written agreement covering an Option granted to a Participant under the 1997 Stock Option Plan prior to the Effective Date to the extent that any such amendment or modification could result in adverse accounting treatment of such Option by the Company or cause any Incentive Stock Option to cease to meet the requirements of Code Section 422.

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SECTION 7.
STOCK APPRECIATION RIGHTS

7.1 Grant of SARs and Award Agreement.

(a)
SAR Grant.    Subject to the terms and conditions of the Plan, SARs may be granted to one or more Employees and, subject to Section 5.1, prospective Employees at any time and from time to time as shall be determined by the Administrator. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of SARs shall equal the Option Price of the related Option and shall not subsequently be changed by the Administrator, except pursuant to Section 4.3 hereof.

(b)
Award Agreement.    The Company and each Participant to whom an SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine consistent with the terms and provisions of the Plan.

7.2    Term of SARs.    The term of a SAR granted under the Plan shall be determined by the Administrator, in its sole discretion, but shall not exceed ten (10) years from the date of grant.

7.3    Exercise of SARs.    SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in connection with an ISO: (a) the SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the SAR is exercised; and (c) the SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4    Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.5    Termination of Employment.    The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the SAR or SARs following termination of his or her employment with the Company and/or its Subsidiaries. Such provisions need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 12, unless the Award Agreement provides otherwise, rules corresponding to the provision in Section 6.6(a) through (e) shall apply.

SECTION 8.
RESTRICTED STOCK

8.1    Grant of Restricted Stock and Award Agreement.

(a)
Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to one or more Employees and, subject to Section 5.1, prospective Employees in such amounts as the Administrator shall determine.

(b)
Award Agreement.    The Company and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine consistent with the terms and provisions of the Plan.

8.2    Other Restrictions.    Subject to Section 8.6 herein, the Administrator may impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, Subsidiary-wide, divisional, and/or individual), time-based restrictions on vesting, which may or may not be following the attainment of the performance goals, sales or other restrictions under applicable shareholder agreements or similar agreements, and/or restrictions under applicable Federal or state securities laws. Subject to Section 12 herein, (a) Awards of Restricted Stock conditioned solely upon time-based restrictions on vesting shall not vest in full prior to the third anniversary of the date of grant; provided that such Awards may vest in installments so long as not more than fifty percent (50%) of the Shares subject to such Award shall vest prior to the third anniversary of the date of grant; and (b) Awards of Restricted Stock conditioned upon the achievement of specific performance goals shall have a Period of Restriction of not less than one year from the date of grant. Notwithstanding the foregoing, the Administrator may provide for the acceleration of the date of lapse of the Period of Restriction applicable to any Shares of Restricted Stock, either in the Award Agreement or after an Award has been granted, only (a) in connection with the termination of a Participant’s employment with the Company or a Subsidiary (i) by reason of such Participant’s death, disability, or Retirement or (ii) otherwise by, or at the request of, the Company or such Subsidiary (other than for Cause), or (b) upon the occurrence of a Change in Control.

The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 8 or in any Award Agreement, Shares of Restricted Stock shall become freely transferable by the Participant after expiration of the applicable Period of Restriction, except to the extent such Shares are forfeited under the terms of the applicable Award Agreement prior to the end of the Period of Restriction.

8.3    Voting Rights.    Unless otherwise designated by the Administrator at the time of grant, Participants to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction, except to the extent such Shares are forfeited under the terms of the applicable Award Agreement prior to the end of the Period of Restriction.

8.4    Dividends and Other Distributions.    Unless otherwise designated by the Administrator at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends or other distributions paid with respect to the underlying Shares while they are so held during the Period of Restriction, except to the extent such Shares are forfeited under the terms of the applicable Award

Agreement prior to the end of the Period of Restriction. The Administrator may apply any terms or restrictions to dividends or other distributions in respect of Restricted Stock as it deems appropriate, including deferring the payment of such dividends or other distributions pending lapse of any applicable restrictions, or non-payment of such amounts during the Restricted Period. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Named Executive Officer is intended to comply with the requirements of the Performance-Based Exception, the Administrator may apply any restrictions it deems appropriate to the payment of dividends or other distributions declared with respect to such Shares of Restricted Stock, such that the dividends or other distributions and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. If any dividend or other distribution constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid.

8.5    Termination of Employment.    The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant’s employment with the Company and its Subsidiaries. Such provisions need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment including, but not limited to, termination of employment for Cause, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 12, unless the applicable Award Agreement provides otherwise, no additional vesting of Restricted Stock shall occur following a Participant’s termination of employment. In making determinations regarding termination of a Participant’s employment hereunder, the rules set forth in Section 6.6(e) shall apply.

8.6    Performance Measures.    Unless and until the Administrator proposes for stockholder vote, and stockholders approve, a change in the general performance measures set forth in this Section 8.6, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Administrator in writing and stated in terms of the attainment of specified levels of, or percentage changes in, any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; profit from operations; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company’s business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of the Company, a Subsidiary, division and/or other operational unit under one or more of such measures.

The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Administrator as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Administrator shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Administrator shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the preestablished performance goals).

If applicable tax and/or securities laws change to permit Administrator sole discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval. In addition, if the Administrator determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, thus, which use performance measures other than those specified above.

SECTION 9.
BENEFICIARY DESIGNATION/ASSIGNMENT

9.1    Designation of Beneficiary.    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Treasurer of the Company (or his or her designee) during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

9.2    Limitations on Assignment.    Except as otherwise provided in a Participant’s Award Agreement, or as provided by the Administrator, no Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all Option Awards and SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Notwithstanding the foregoing, Director Options shall be transferable (subject to any terms and conditions imposed by the Administrator) by the optionee, either directly or in trust, to one or more “family members” (as defined in instruction A.1(a)(5) to Form S-8, or any successor thereto, under the Securities Act of 1933) of the Participant. The Administrator may also grant Employees NQSOs and SARs transferable (subject to any terms and conditions imposed by the Administrator) by the Participant, either directly or in trust, to one or more such “family members” of the Participant. Following any transfer permitted pursuant to this paragraph of which the Participant has notified the Administrator in writing, such Award or SAR may be exercised by the transferee(s), subject to all terms and conditions of the Award Agreement.

SECTION 10.
DEFERRALS

The Administrator may require or permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option or SAR or by virtue of the lapse or waiver of restrictions with respect to Restricted Stock. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

SECTION 11.
RIGHTS AND OBLIGATIONS OF PARTIES

11.1    No Guarantee of Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

11.2    Participation.    No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

11.3    Right of Setoff.    The Company or any Subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11.3.

11.4    Section 83(b) Election.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Administrator in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

11.5    Disqualifying Disposition Notification.    If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

SECTION 12.
CHANGE IN CONTROL

Upon the occurrence of a Change in Control, unless the applicable Award Agreement provides otherwise, or unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges applicable to the Company, (a) any and all then outstanding Options and SARs granted hereunder shall become automatically vested and exercisable as of the effective date of such Change in Control and (b) any Period(s) of Restriction and other restrictions imposed on then outstanding Restricted Stock shall lapse as of the effective date of such Change in Control.

SECTION 13.
AMENDMENT, MODIFICATION, AND TERMINATION

13.1    Amendment, Modification, and Termination of the Plan.    The Board may amend, suspend or terminate the Plan or the Administrator’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval if stockholder approval is necessary for intended favorable treatment under, or compliance with, any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted within the time provided under such law, regulation or rule (and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval); and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.

13.2    Amendment or Substitution of Awards Under the Plan.    The terms of any outstanding Award may be amended from time to time by the Administrator in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or of the date of lapse of restrictions on Shares); provided, however, that except as provided in Section 4.3, no such amendment shall adversely affect in any material way any right of a Participant under the Award without such Participant’s written consent, and provided further that the Administrator shall have no authority to waive or modify any Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan. The Administrator may, in its discretion, permit Participants to surrender outstanding Awards in order to exercise or realize rights under other outstanding Awards. Notwithstanding the foregoing, the Administrator shall not grant new Awards to Participants in exchange for the surrender of outstanding Awards, or otherwise require Participants to surrender outstanding Awards as a condition precedent to the grant of new Awards, unless (a) the Administrator proposes for stockholder vote, and stockholders approve, such surrender and new grant, or (b) the present value of the new Award at the date of grant (determined in good faith by the Administrator using the Black-Scholes option pricing model or other generally accepted valuation methodology) does not exceed the present value of the surrendered Award at the date of surrender (determined in good faith by the Administrator using the same methodology as that employed for the new Award).

SECTION 14.
WITHHOLDING

14.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

14.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Administrator in its sole discretion, and upon such terms and conditions as the Administrator shall determine, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate.

SECTION 15.
SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

SECTION 16.
MISCELLANEOUS

16.1    Unfunded Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Administrator otherwise determines with the consent of each affected Participant.

16.2    Forfeitures; Fractional Shares.    Unless otherwise determined by the Administrator, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

16.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.4    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.5    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.6    Securities Law Compliance.    With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

16.7    Governing Law.    To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  DETACH HERE                            ZNEB72

                                     PROXY

                       NEW ENGLAND BUSINESS SERVICE, INC.

                   Meeting of Stockholders - October 25, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF NEW ENGLAND BUSINESS SERVICE, INC.

     The undersigned stockholder in New England Business Service, Inc. (the
"Company") hereby appoints Robert J. Murray, Richard T. Riley and Daniel M.
Junius and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote, and, if applicable, hereby directs the trustee of the 401(k)
Plan for Employees of New England Business Service, Inc. (the "Plan") to vote all shares of Common Stock of the Company allocated to the account of the undersigned or otherwise which the undersigned is entitled to vote pursuant to the Plan, at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 500 Main Street, Groton, Massachusetts on October 25,
2002 at 11:00 a.m., local time, and any adjournments thereof.

SEE REVERSE SIDE                                               SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NEW ENGLAND BUSINESS SERVICE, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone                                              Vote by Internet
It's fast, convenient, and immediate!                          It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                           confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                                  Follow these four easy steps:
1. Read the accompanying Proxy                                 1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.                           Statement/Prospectus and Proxy Card.

2. Call the toll-free number                                   2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                               http://www.eproxyvote.com/neb

3. Enter your Voter Control Number located on                  3. Enter your Voter Control Number located on
   your Proxy Card above your name.                               your Proxy Card above your name.

4. Follow the recorded instructions.                           4. Follow the instructions provided.

Your vote is important!                                        Your vote is important!
Call 1-877-PRX-VOTE anytime!                                   Go to http://www.eproxyvote.com/neb anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

                                  DETACH HERE                            ZNEB71

[X] Please mark
    votes as in
    this example.

The shares represented by this proxy will be voted as directed by the undersigned. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED
IN FAVOR OF ALL PROPOSALS AS DESCRIBED IN DETAIL IN THE PROXY STATEMENT.

1. To fix the number of persons constituting the full Board of Directors at ten and to elect the following nominees as directors: (01) William T. End, (02)
   Neil S. Fox, (03) Robert L. Gable, (04) Thomas J. May, (05) Herbert W.
   Moller, (06) Robert J. Murray, (07) Joseph R. Ramrath, (08) Richard T. Riley,
   (09) Brian E. Stern and (10) M. Anne Szostak
           [_] FOR ALL NOMINEES     [_] WITHHELD FROM ALL NOMINEES

[_] _______________________________________________________
         For all nominees except as noted above

2. To approve the NEBS 2002 Equity Incentive Plan.
   [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year ending June 28, 2003.
   [_] FOR    [_] AGAINST    [_] ABSTAIN

4. And to vote and act upon any other business which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [_]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING       [_]

Please sign exactly as your name is printed opposite. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give title. If stock is held in joint names, all named stockholders should sign.

Signature: _____________ Date: ________ Signature: _____________ Date: ________